UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 8568

John Hancock Bank and Thrift Opportunity Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer
601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2009

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Bank and Thrift Opportunity Fund

Annual Report
10.31.09

Ticker | **BTO**

Management’s discussion of
Fund performance

By MFC Global Investment Management (U.S.), LLC

The 12 months ended October 31, 2009, covered a remarkable period that included the depths of the credit crisis and subsequent dramatic rebound in the economy and financial markets. The poorest performers were the big, diversified financial services firms and the commercial banks — such as those in which John Hancock Bank and Thrift Opportunity Fund invests — that were at the epicenter of the credit crisis. For the 12 months ended October 31, 2009, John Hancock Bank and Thrift Opportunity Fund posted total returns of –13.78% at net asset value (NAV) and –17.65% at market value, reflecting the difficult investment climate for bank shares. The difference in the Fund’s NAV performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV share price at any time.

The Fund posted negative absolute results but held up much better than its benchmark the S&P 1500 Bank Index, which returned –26.21%. The portfolio benefited from a number of trades we made in the Fund among money-center banks and large, regional lenders. One way we added value to the Fund relative to the benchmark was to increase its stakes in companies whose stocks we thought were attractively valued as a result of the dramatic sell-off. The best example of this sort of trade is Bank of America Corp., which was the number-one contributor to the Fund’s outperformance. Another key contribution came from our decision to favor preferred shares over common stock of companies where we had questions about potential credit losses and capital adequacy. Selection and allocation decisions among thrifts and mortgage finance companies also helped relative results. The two largest individual detractors from relative returns were Wells Fargo & Co. and U.S. Bancorp, which both held up better than the benchmark, and in which we were underrepresented. A number of other detractors were lenders with outsized exposure to the troubled commercial real estate market.

During the period, the Fund’s Board of Directors concluded it was in the best interest of shareholders to suspend the Fund’s managed distribution plan effective with the June 2009 distribution. This decision was necessitated by the extreme conditions in the financial sector in recent years, which have resulted in a substantial reduction of capital gains available for distribution. This led to a sizeable increase in the portion of the managed distribution that was characterized as return of capital.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

6	Bank and Thrift Opportunity Fund | Annual report

Portfolio summary

Top 10 Holdings[1]

Bank of America Corp.		SVB Financial Group	4.1%
(Common Stock)	5.5%
		M&T Bank Corp.	4.1%
U.S. Bancorp	5.1%
		State Street Corp.	3.7%
JPMorgan Chase & Co.	4.8%
		Wells Fargo & Co.
PNC Financial Services Group, Inc.	4.4%	(Common Stock)	3.5%

Cullen Frost Bankers, Inc.	4.2%	Signature Bank	3.4%

Industry Composition[2,3]

Commercial Banks	63%	Capital Markets	7%

Diversified Financial Services	12%	Short-Term Investments & Other	10%

Thrifts & Mortgage Finance	8%

1 As a percentage of the Fund’s net assets on October 31, 2009. Excludes cash and cash equivalents.

2 As a percentage of the Fund’s net assets on October 31, 2009.

3 Investments concentrated in one industry may fluctuate more widely than investments diversified across industries.

Annual report | Bank and Thrift Opportunity Fund	7

F I N A N C I A L   S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 10-31-09

		Maturity
	Rate	date	Par value	Value

Corporate Bonds 0.31%				$1,060,875

(Cost $1,167,682)

Financials 0.31%				1,060,875

Commercial Banks 0.31%

Webster Capital Trust IV (P)	7.650%	06-15-37	$1,725,000	1,060,875

			Shares	Value

Common Stocks 85.19%				$288,539,958

(Cost $307,487,006)

Financials 85.19%				288,539,958

Capital Markets 6.81%

Bank of New York Mellon Corp.			250,503	6,678,410

Northern Trust Corp.			78,712	3,955,278

State Street Corp.			296,049	12,428,136

Commercial Banks 60.10%

1st United Bancorp, Inc. (I)			160,622	905,908

Avenue Bank			300,000	575,620

Bank of Marin Bancorp			14,868	490,793

BB&T Corp.			325,399	7,780,290

Bridge Capital Holdings (I)			150,564	986,194

Camden National Corp.			36,776	1,130,126

Centerstate Banks, Inc.			251,686	1,895,196

City Holding Co.			41,459	1,267,402

CoBiz Financial, Inc.			407,772	1,945,072

Comerica, Inc.			248,691	6,901,175

Cullen Frost Bankers, Inc.			301,389	14,101,991

CVB Financial Corp.			201,122	1,610,987

DNB Financial Corp.			78,515	490,719

Eagle Bancorp, Inc. (I)			65,470	612,145

Eastern Virginia Bankshares, Inc.			100,000	729,000

ECB Bancorp, Inc.			27,504	371,304

F.N.B. Corp.			999,322	7,075,200

Fifth Third Bancorp			258,381	2,309,926

First Bancorp, Inc.			146,499	2,286,849

Glacier Bancorp, Inc.			146,652	1,919,675

Hancock Holding Co.			232,176	8,421,024

Heritage Financial Corp.			187,598	2,346,851

See notes to financial statements

8	Bank and Thrift Opportunity Fund | Annual report

F I N A N C I A L   S T A T E M E N T S

	Shares	Value
Commercial Banks (continued)

Heritage Oaks Bancorp (I)	99,950	$604,698

IBERIABANK Corp.	126,717	5,488,113

Independent Bank Corp.	23,467	499,143

KeyCorp	948,155	5,110,555

Lakeland Financial Corp.	144,802	2,978,577

M&T Bank Corp. (L)	219,416	13,790,296

MB Financial, Inc.	218,793	3,912,019

Northrim Bancorp, Inc.	77,232	1,161,569

Pacific Continental Corp.	242,191	2,639,882

Pinnacle Financial Partners, Inc. (I)	185,170	2,351,659

PNC Financial Services Group, Inc.	305,689	14,960,420

S & T Bancorp, Inc.	154,700	2,436,525

S.Y. Bancorp, Inc. (L)	28,933	646,653

SCBT Financial Corp.	55,040	1,423,885

Signature Bank (I)	365,903	11,547,899

Smithtown Bancorp, Inc.	133,069	1,377,264

South Financial Group, Inc.	827,797	662,238

Southcoast Financial Corp. (I)	64,413	258,296

SunTrust Banks, Inc.	227,039	4,338,715

SVB Financial Group (I)	338,489	13,962,671

TCF Financial Corp. (L)	626,662	7,413,411

U.S. Bancorp	744,625	17,290,193

Union Bankshares Corp.	81,367	1,002,441

Univest Corp. of Pennsylvania	50,200	965,346

Valley National Bancorp (L)	116,056	1,541,224

Washington Trust Bancorp, Inc.	198,110	2,975,612

Wells Fargo & Co.	429,858	11,829,692

WestAmerica Bancorp	30,499	1,457,852

Whitney Holding Corp.	119,297	957,955

Zions Bancorp (L)	128,573	1,820,594

Diversified Financial Services 10.27%

Bank of America Corp.	1,278,555	18,641,332

JPMorgan Chase & Co.	386,556	16,146,444

Thrifts & Mortgage Finance 8.01%

Berkshire Hill Bancorp, Inc.	358,903	7,375,457

Dime Community Bancshares	138,688	1,524,181

ESSA Bancorp, Inc.	73,542	880,298

First Financial Holdings, Inc.	58,558	789,947

Flushing Financial Corp.	231,097	2,595,219

Hingham Institution for Savings	80,000	2,260,000

LSB Corp.	65,000	681,200

People’s United Financial, Inc.	590,723	9,469,290

WSFS Financial Corp.	56,374	1,555,922

See notes to financial statements

Annual report | Bank and Thrift Opportunity Fund	9

F I N A N C I A L   S T A T E M E N T S

			Shares	Value

Preferred Stocks 2.72%				$9,201,197

(Cost $4,982,699)

Financials 2.72%				9,201,197

Commercial Banks 0.56%

Fifth Third Capital Trust V, 7.250%			32,598	613,168

Fifth Third Capital Trust VI, 7.250%			32,589	607,785

Fifth Third Capital Trust VII, 8.875%			6,039	139,501

Wells Fargo & Co., 8.000%			21,487	525,357

Diversified Financial Services 2.16%

Bank of America Corp., 8.625%			168,400	3,915,300

Bank of America Corp., 8.200%			154,129	3,400,086

				Value

Convertible Preferred Stocks 2.10%				$7,132,522

(Cost $4,477,989)

Financials 2.10%				7,132,522

Commercial Banks 2.10%

East West Bancorp., Inc., 8.000%			1,166	872,271

Huntington Bancshares, Inc., 8.500%			5,267	4,492,751

Keycorp, Series A, 7.750%			12,500	1,013,750

Webster Financial Corp., 8.500%			1,000	753,750

		Maturity
		date	Par value	Value

Capital Preferred Securities 0.00%				$0

(Cost $5,736,481)

Diversified Financial Services 0.00%				0
Preferred Term Securities XXV, Ltd. (I)		06-22-37	$3,000,000	—

Preferred Term Securities XXVIII, Ltd. (I)		03-22-38	3,000,000	—

		Maturity
	Yield*	date	Par value	Value

Certificates of Deposit 0.02%				$72,943
(Cost $72,943)
Country Bank For Savings	2.960%	08-31-10	$1,785	1,785

First Bank Richmond	3.690	12-05-10	17,016	17,016

First Bank System, Inc.	2.374	04-01-11	4,585	4,585

First Federal Savings Bank of Louisiana	2.980	12-07-09	2,847	2,847

Framingham Cooperative Bank	2.000	09-12-11	3,711	3,711

Home Bank	4.150	12-04-10	16,275	16,275

Hudson Savings	2.630	04-21-11	1,923	1,923

Machias Savings Bank	1.980	05-24-11	1,782	1,782

Middlesex Savings Bank	3.500	08-19-10	1,818	1,818

Midstate Federal Savings and Loan	1.880	05-27-10	1,863	1,863

Milford Bank	2.130	06-04-11	1,776	1,776

Milford Federal Savings and Loan Assn.	3.150	02-28-10	1,836	1,836

Mount Mckinley Savings Bank	4.030	12-03-09	1,564	1,564

Mt. Washington Bank	3.200	10-31-11	1,965	1,965

See notes to financial statements

10	Bank and Thrift Opportunity Fund | Annual report

F I N A N C I A L   S T A T E M E N T S

		Maturity
	Yield*	date	Par value	Value
Certificates of Deposit (continued)

Newburyport Bank	2.750%	10-21-10	$1,904	$1,904

Newton Savings Bank	2.370	06-15-10	1,803	1,803

OBA Federal Savings and Loan	3.150	06-15-10	1,221	1,221

Plymouth Savings Bank	1.340	04-21-11	1,857	1,857

Randolph Savings Bank	1.000	09-23-11	1,854	1,854

Salem Five Cents Savings Bank	1.490	12-17-09	1,694	1,694

Sunshine Federal Savings and Loan Assn.	2.460	05-10-11	1,864	1,864

Short-Term Investments 3.53%				$11,954,000

(Cost $11,954,000)
			Par value	Value
Repurchase Agreement 3.53%				$11,954,000
Repurchase Agreement with State Street Corp. dated 10-30-09 at 0.01%
to be repurchased at $11,954,010 on 11-02-09, collateralized by
$11,795,000 Federal Home Loan Mortgage Corp., 7.00% due 03-15-2010
(valued at $12,193,081, including interest)			$11,954,000	11,954,000

Other Short-Term Investments 10.84%				$36,702,720

(Cost $36,702,569)
	Maturity
	date	Yield*	Par value	Value
U.S. Government Agency 5.91%				$19,999,986
(Cost $19,999,986)
Federal Home Loan Bank,
Discount Note	11-02-09	0.500%	$20,000,000	19,999,986

		Yield*	Shares	Value
Cash Equivalents 4.93%				16,702,734
(Cost $16,702,583)
John Hancock Collateral Investment
Trust (T)(W)		0.2561% (Y)	1,668,555	16,702,734

Total investments (Cost $372,581,369)† 104.71%				$354,664,215

Other assets and liabilities, net (4.71%)				($15,959,254)

Total net assets 100.00%				$338,704,961

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

(I) Non-income producing security.

(L) All or a portion of this security is on loan as of October 31, 2009.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(T) Represents investment of securities lending collateral.

(W) Issuer is an affiliate of the Adviser.

(Y) Represents current yield as of October 31, 2009.

† At October 31, 2009, the aggregate cost of investment securities for federal income tax purposes was $372,602,946. Net unrealized depreciation aggregated $17,938,731, of which $46,724,578 related to appreciated investment securities and $64,663,309 related to depreciated investment securities.

* Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating securities, the rate at period end.

See notes to financial statements

Annual report | Bank and Thrift Opportunity Fund	11

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-09

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value per share.

Assets

Investments in unaffiliated issuers, at value (Cost $355,878,786) including
$15,625,074 of securities loaned (Note 2)	$337,961,481
Investments in affiliated issuers, at value (Cost $16,702,583) (Note 2)	16,702,734

Total investments, at value (Cost $372,581,369)	354,664,215
Cash	911
Receivable for investments sold	162,940
Dividends and interest receivable	447,189
Receivable for securities lending income	52,732
Receivable due from adviser	149,803
Other receivables and prepaid assets	60,619

Total assets	355,538,409

Liabilities

Payable upon return of securities loaned (Note 2)	16,671,250
Payable to affiliates
Transfer agent fees	15,604
Trustees’ fees	48,209
Other liabilities and accrued expenses	98,385

Total liabilities	16,833,448

Net assets

Capital paid-in	$362,585,754
Distributions in excess of net investment income	(44,391)
Accumulated net realized loss on investments	(5,919,248)
Net unrealized depreciation on investments	(17,917,154)

Net assets	$338,704,961

Net asset value per share

Based on 20,809,300 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$16.28

See notes to financial statements

12	Bank and Thrift Opportunity Fund | Annual report

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 10-31-09

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$9,263,826
Securities lending	898,735
Interest	260,990
Income from affiliated issuers	124,219

Total investment income	10,547,770

Expenses

Investment management fees (Note 4)	3,695,915
Transfer agent fees	90,841
Accounting and legal services fees (Note 4)	803,561
Trustees’ fees (Note 5)	38,842
Printing and postage fees	131,448
Professional fees	126,382
Custodian fees	48,332
Stock exchange listing fees	53,000
Other	6,290

Total expenses	4,994,611
Less expense reductions (Note 4)	(481,750)

Net expenses	4,512,861

Net investment income	6,034,909

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	(5,909,055)
Investments in affiliated issuers	31,333
(5,877,722)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(70,748,967)
Investments in affiliated issuers	151
(70,748,816)
Net realized and unrealized loss	(76,626,538)

Decrease in net assets from operations	($70,591,629)

See notes to financial statements

Annual report | Bank and Thrift Opportunity Fund	13

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders.

	Year	Year
	ended	ended
	10-31-09	10-31-08
Increase (decrease) in net assets

From operations
Net investment income	$6,034,909	$13,167,894
Net realized gain (loss)	(5,877,722)	22,722,333
Change in net unrealized depreciation	(70,748,816)	(211,704,533)

Decrease in net assets resulting from operations	(70,591,629)	(175,814,306)

Distributions to shareholders
From net investment income	(6,034,142)	(14,432,596)
From net realized gain	—	(100,477,621)
From tax return of capital	(19,943,531)	(10,649,131)

Total distributions	(25,977,673)	(125,559,348)

From Fund share transactions (Note 6)	(3,776,593)	—

Total decrease	(100,345,895)	(301,373,654)

Net assets

Beginning of year	439,050,856	740,424,510

End of year	$338,704,961	$439,050,856

Distributions in excess of net investment income	($44,391)	($45,158)

See notes to financial statements

14	Bank and Thrift Opportunity Fund | Annual report

F I N A N C I A L   S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES Period ended	10-31-09	10-31-08	10-31-07	10-31-06	10-31-05[1]

Per share operating performance

Net asset value, beginning of year	$20.81	$35.08	$42.28	$42.08	$44.68
Net investment income[2]	0.29	0.62	0.64	0.64	0.56
Net realized and unrealized gain (loss)
on investments	(3.63)	(8.94)	(3.52)	3.84	1.36
Total from investment operations	(3.34)	(8.32)	(2.88)	4.48	1.92
Less distributions to common shareholders
From net investment income	(0.29)	(0.68)	(0.60)	(0.68)	(0.96)
From net realized gain	—	(4.76)	(3.72)	(3.60)	(3.56)
From tax return of capital	(0.94)	(0.51)	—	—	—
Total distributions	(1.23)	(5.95)	(4.32)	(4.28)	(4.52)
Anti-dilutive impact of repurchase plan	0.04[7]	—	—	—	—
Net asset value, end of year	$16.28	$20.81	$35.08	$42.28	$42.08
Per share market value, end of year	$13.30	$17.80	$30.96	$39.20	$37.56
Total return at net asset value (%)[3,4]	(13.78)	(24.38)	(6.93)	12.07	5.44[5]
Total return at market value (%)[4]	(17.65)	(26.67)	(11.41)	16.41	3.68

Ratios and supplemental data

Net assets applicable to common shares, end of
year (in millions)	$339	$439	$740	$892	$888
Ratios (as a percentage of average net assets):
Expenses before reductions	1.55	1.49	1.44	1.46	1.47
Expenses net of all fee waivers	1.40[6]	1.34	1.29	1.29	1.32
Expenses net of all fee waivers and credits	1.40[6]	1.34	1.29	1.29	1.32
Net investment income	1.88	2.51	1.61	1.49	1.34
Portfolio turnover (%)	60	27	21	9	5

1 Audited by previous independent registered public accounting firm.

2 Based on the average daily shares outstanding.

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Total returns are based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

5 Unaudited.

6 Includes the impact of custody credits of less than 0.01%.

7 The repurchase plan was completed at an average repurchase price of $12.99 for 290,700 shares. The redemption for the year ended October 31, 2009 was $3,776,593 and had a $0.04 NAV impact.

See notes to financial statements

Annual report | Bank and Thrift Opportunity Fund	15

Notes to financial statements

Note 1
Organization

John Hancock Bank and Thrift Opportunity Fund (the Fund) is a closed-end diversified management investment company registered under the Investment Company Act of 1940, as amended.

Note 2
Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation

Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Equity securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated price if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade. Debt obligations are valued based on the evaluated prices provided by independent pricing services, which utilizes both dealer-supplied quotes and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent pricing service. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading.

Equity and debt obligations, for which there are no prices available from an independent pricing service, are valued based on bid quotations, or evaluated prices, as applicable, obtained from broker-dealers or fair valued as described below. Certain short term instruments are valued at amortized cost.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith by the Fund’s Pricing Committee in accordance with procedures adopted by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. John Hancock Collateral Investment Trust (JHCIT), an affiliated registered investment company managed by Manulife, a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC), is valued at its net asset value each business day. JHCIT is a floating rate fund investing in money market instruments as part of the securities lending program.

Fair value measurements

The Funds use a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs and the valuation techniques used are summarized below:

Level 1— Exchange traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common

16   Bank and Thrift Opportunity Fund | Annual report

and preferred equities, certain foreign equities, warrants, rights, options and futures.

Level 2 — Prices determined using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, certain foreign equities, unlisted rights and warrants, and fixed income securities.

Level 3 — Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Trust’s Pricing Committee’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of the brokers’ own judgments about the assumptions that market participants would use.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2009, by major security category or security type.

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS

Financials	$302,672,036	$2,686,896	$575,620	$305,934,552

Certificates of Deposit	—	72,943	—	72,943

Short-Term Investments	16,702,734	31,953,986	—	48,656,720

Total Investments in	$319,374,770	$34,713,825	$575,620	$354,664,215
Securities

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

FINANCIALS

Balance as of October 31, 2008	$8,745,400

Accrued discounts/premiums	2,929

Realized gain (loss)	—

Change in unrealized gain (loss)	(1,192,109)

Net purchases (sales)	(3,431,000)

Net transfers in and/out of Level 3	(3,549,600)
Balance as of October 31, 2009	575,620

Repurchase agreements

The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which, at the time of purchase and each subsequent business day, is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. The Fund will take receipt of all securities underlying the repurchase agreements it has entered into, until such agreements expire. If the seller defaults, the Fund would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. The Fund may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other financial institutions deemed to be creditworthy by the Adviser.

Annual report | Bank and Thrift Opportunity Fund	17

Security transactions and related investment income

Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Discounts/premiums are accreted/amortized for financial reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Overdrafts

Pursuant to the custodian agreement, the Fund’s Custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the Custodian for any overdraft together with interest due thereon. The Custodian has a lien, security interest or security entitlement in any Fund property, to the maximum extent permitted by law to the extent of any overdraft.

Expenses

The majority of expenses are directly identifiable to an individual fund. Fund expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Broker commission rebates

The Fund may direct certain security trades to broker who have agreed to rebate a portion of the related brokerage commission to the Fund. Commission rebates are accounted for as a realized gain on securities and amounted to $3,588.

Securities lending

The Fund may lend portfolio securities from time to time in order to earn additional income. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends associated with the securities and to participate in any changes in their value. On the settlement date of the loan, the Fund receives cash collateral against the loaned securities and maintains the cash collateral in an amount no less than the market value of the loaned securities.

The market value of the loaned securities is determined at the close of business of the Fund. Any additional required cash collateral is delivered to the Fund or excess collateral is returned to the borrower on the next business day. Cash collateral received is invested in JHCIT. JHCIT is not a stable value fund and thus the Fund receives the benefit of any gains and bears any losses generated by JHCIT.

The Fund may receive compensation for lending its securities either in the form of fees, and/ or by retaining a portion of interest on the investment of any cash received as collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. The Fund bears the risk in the event that invested collateral is not sufficient to meet obligations due on loans.

Federal income taxes

The Fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has $5,897,670 capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that the carryforward is used by the Fund, it will reduce the amount of capital gain distributions to be paid. The loss carryforward of $5,897,670 expires on October 31, 2017.

18	Bank and Thrift Opportunity Fund | Annual report

As of October 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of 3 years.

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund generally declares and pays dividends quarterly. Capital gain distributions, if any, are paid annually. During the year ended October 31, 2009, the tax character of distributions paid was as follows: ordinary income $6,034,142, and return of capital $19,943,531. During the year ended October 31, 2008, the tax character of distributions paid was as follows: ordinary income $21,313,843, long-term capital gain $93,596,374 and return of capital $10,649,131.

As of October 31, 2009, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. For the year ended October 31, 2009, there were no permanent book-tax differences.

Note 3
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Note 4
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the Adviser), a wholly owned indirect subsidiary MFC. Under the investment management contract, the Fund pays a daily management fee to the Adviser at an annual rate of 1.15% of the Fund’s average daily net asset value. The Adviser has a subadvisory agreement with MFC Global Investment Management (U.S.), LLC, an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of subadvisory fees.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.25% of the average daily net asset value of the Fund. The Adviser voluntarily agreed to limit the administration fee to 0.10% of the Fund’s average daily net asset value. Accordingly, the expense reductions related to the administration fee amounted to $481,750 for the year ended October 31, 2009. The Adviser reserves the right to terminate this limitation in the future with Trustees’ approval. The net administrative fee compensation for the year amounted to $321,811.

Note 5
Trustees’ fees

The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related

Annual report | Bank and Thrift Opportunity Fund	19

other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note 6
Fund share transactions

Common shares

The Fund is authorized to issue an unlimited number of common shares with no par value. During the year ended October 31, 2009, the Fund repurchased 290,700 (1.38% of shares outstanding) of its common shares under the share repurchase program discussed below. The corresponding dollar amount of the share repurchase amounted to $3,776,593.

Note 7
Share repurchase plan

As a result of its periodic review of the options available to enhance shareholder value and potentially reduce the discount between the market price of the Fund’s shares and the Fund’s net asset value (NAV), the Board of Trustees authorized a share repurchase plan. Under the share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares commencing May 7, 2009 through December 31, 2009. The share repurchase program is intended to increase the Fund’s NAV per share of the Fund’s remaining common shares.

Note 8
Purchase and sale of securities

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2009, aggregated $188,105,043 and $198,087,696, respectively.

Note 9
Managed distribution plan

On May 7, 2009, the Board of Trustees of the Fund approved the suspension of the Fund’s managed distribution plan effective with the Fund’s June distribution. While the plan is suspended, the Fund will continue to pay out any net investment income earned on the portfolio as well as any net realized capital gains on an annual basis.

The Fund made quarterly distributions of at least 2.5% of the preceding calendar year end’s net asset value pursuant to the managed distribution plan. Under the managed distribution plan, the Fund made quarterly distributions of $0.692 and $0.43 to shareholders of record as of December 31, 2008, and March 31, 2009, respectively.

Note 10
Subsequent event

On December 8, 2009, the Board of Trustees approved the renewal of the Fund’s share repurchase plan, which is set to expire on December 31, 2009. As renewed, the Fund may purchase, in the open market, up to an additional 10% of its outstanding common shares between January 1, 2010 and December 31, 2010 (based on common shares outstanding as of December 31, 2009).

20	Bank and Thrift Opportunity Fund | Annual report

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Bank and Thrift Opportunity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Bank and Thrift Opportunity Fund (the “Fund”) at October 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the period ended October 31, 2005 were audited by another independent registered public accounting firm, whose report expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 18, 2009

Annual report | Bank and Thrift Opportunity Fund	21

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2009.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2009, 100% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2009.

Shareholders will be mailed a 2009 Form 1099-DIV in January 2010. This will reflect the total of all distributions that are taxable for calendar year 2009.

22	Bank and Thrift Opportunity Fund | Annual report

Investment objective and policy

The Fund is a closed-end diversified management investment company, shares of which were initially offered to the public on August 23, 1994, and are publicly traded on the New York Stock Exchange. Its investment objective is long-term capital appreciation. On November 20, 2001, the Fund’s Trustees approved the following investment policy changes effective December 15, 2001: Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of U.S. regional banks and thrifts and holding companies that primarily own or receive a substantial portion of their income from regional banks or thrifts. “Net assets” is defined as net assets plus borrowings for investment purposes. “Primarily owned” means that the bank or financial holding company derives a substantial portion of its business from U.S. regional banks or thrifts as determined by the Adviser, based upon generally accepted measures such as revenues, asset size and number of employees. U.S. regional banks or thrifts are ones that provide full-service banking (i.e., savings accounts, checking accounts, commercial lending and real estate lending) and whose assets are primarily of domestic origin. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

The Fund may invest in investment-grade debt securities as well as debt securities rated BB or below by Standard & Poor’s Ratings group (Standard & Poor’s) or Ba or below by Moody’s Investors Service, Inc. (Moody’s) or, if unrated by such rating organizations, determined by the Adviser to be of comparable quality.

Bylaws

On November 19, 2002, the Board of Trustees adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders.

Effective September 9, 2008, the Fund’s Bylaws were amended with respect to notice requirements for Trustee nominations and other proposals by the Fund’s shareholders. These provisions require the disclosure of the nominating shareholder and the nominee’s investment interests as they relate to the Fund, as well as the name of any other shareholder supporting the nominee for election as a Trustee or the proposal of other business. In order for notice to be proper, such notice must disclose the economic interests of the nominating shareholder and nominee, including his or her holdings of shares in the Fund, the intent upon which those shares were acquired, and any hedging arrangements (including leveraged or short positions) made with respect to the shares of the Fund. Additionally, any material interest that the shareholder has in the business to be brought before the meeting must be disclosed.

Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws.

Dividends and distributions

During the year ended October 31, 2009, dividends from net investment income totaling $0.29 per share and return of capital totaling $0.94 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

PAYMENT DATE	DIVIDEND

December 31, 2008	$0.69200
March 31, 2009	0.43000
June 30, 2009	0.05040
September 30, 2009	0.05950

Annual report | Bank and Thrift Opportunity Fund	23

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the Plan), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services as Plan agent for the shareholders (the Plan Agent), unless an election is made to receive cash. Each registered shareholder will receive from the Plan Agent an authorization card to be signed and returned if the shareholder elects to receive distributions from net investment income in cash or elects not to receive capital gains distributions in the form of a shares dividend. Shareholders may also make their election by notifying the Plan Agent by telephone or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee, or shareholders transferring such an account to a new broker or nominee, should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the holders of common shares in administering the Plan. After the Fund declares a dividend or makes a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. The Fund will not issue any new shares in connection with the Plan. The Plan Agent’s fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, either a cash payment will be made to the participant for the full value of the common shares credited to the account upon instruction by the participant, or certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan. In the case of shareholders such as banks, brokers or nominees, which hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are participants in the Plan. Shares may be purchased through broker-dealers.

Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional common shares, and the automatic reinvestment of dividends and capital gain distributions will not relieve participants of any U.S. federal income tax that may be payable or required to be withheld on such dividends or distributions. The amount of dividends to be reported on 1099-DIV should be the amount of cash used by the Plan

24	Bank and Thrift Opportunity Fund | Annual report

Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases. Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent by at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone:1-800-852-0218).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting

On May 18, 2009, an adjourned session of the Annual Meeting of the Shareholders of John Hancock Bank and Thrift Opportunity Fund was held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting upon:

Proposal 1: Election of six Trustees to serve until their respective successors have been duly elected and qualified.

PROPOSAL 1 PASSED FOR ALL TRUSTEES ON MAY 18, 2009.

		WITHHELD
	FOR	AUTHORITY

Deborah C. Jackson	10,123,104	1,758,071
Charles L. Ladner	10,136,736	1,744,439
Stanley Martin	10,146,969	1,734,206
John A. Moore	10,144,867	1,736,308
Gregory A. Russo	10,158,399	1,722,776
John G. Vrysen	10,142,910	1,738,265

Proposal 2: To adopt a new form of investment advisory agreement.

PROPOSAL 2 PASSED ON MAY 18, 2009.

For	7,968,475
Against	1,544,674
Withheld	269,223
Broker Non-Votes	2,098,803

Annual report | Bank and Thrift Opportunity Fund	25

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory Agreement

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Bank and Thrift Opportunity Fund (the Fund), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of existing advisory and subadvisory agreements. At meetings held on May 6–7 and June 8–9, 2009, the Board considered the renewal of:

(i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and

(ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser) for the Fund.

The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements. The Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/ Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and its Independent Trustees, reviewed a broad range of information requested for this purpose. The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and the Subadviser responsible for the daily investment activities of the Fund. The Board considered the Subadviser’s history and experience with the Fund. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulation, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and Subadviser’s compliance department. In addition, the Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2008. The Board also considered these results in comparison to the performance of a category of relevant funds (the Category), a peer group of comparable funds (the Peer Group) and a benchmark index. The funds within each Category and Peer Group were selected by Morningstar Inc. (Morningstar), an independent provider of

26	Bank and Thrift Opportunity Fund | Annual report

investment company data. The Board reviewed the methodology used by Morningstar to select the funds in the Category and the Peer Group, and noted the imperfect comparability of the Peer Group. The Board also considered updated performance information at its May and June 2009 meetings. Performance and other information may be quite different as of the date of this shareholders report.

The Board viewed favorably that the Fund’s performance for the 1-, 3- and 5-year periods was higher than the performance of the Category and Peer Group medians, and its benchmark index, the S&P 1500 Bank Index. The Board noted that the Fund’s performance for the 10-year period was higher than the Category median and equal to the Peer Group median.

Investment advisory fee and subadvisory fee
rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Category and Peer Group. The Board noted that the Advisory Agreement Rate was higher than the Category and Peer Group median rates.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, and other non-advisory fees, including transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (Net Expense Ratio). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. The Board noted that the

Net Expense Ratio was lower than the Peer Group median and inline with the Category median. The Board also noted that the Gross Expense Ratio was equal to the Peer Group median and inline with the Category median.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall performance and expense results supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment subadvisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s and Subadviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

Annual report | Bank and Thrift Opportunity Fund	27

The Board observed that the Advisory Agreements did not offer breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares. The Board noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and that its assets would grow (if at all) through the investment performance of the Fund. Therefore, the Board did not consider potential economies of scale as a principal factor in assessing the fees payable under the Advisory Agreements, but concluded that the fees were fair and equitable based on relevant factors.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates, including the Subadviser, as a result of their relationship with the Fund. Such ben-efits could include, among others, benefits directly attributable to the relationship of the Adviser and Subadviser with the Fund and benefits potentially derived from an increase in business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Subadviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

28	Bank and Thrift Opportunity Fund | Annual report

Information about the portfolio managers

Management biographies and Fund ownership

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2009.

Lisa A. Welch
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Former Vice President and Portfolio Manager, John Hancock Advisers, LLC (2002–2005)
Former analyst, John Hancock Advisers, LLC (1998–2002)
Began business career in 1986
Joined Fund team in 1998
Fund ownership — $1–$10,000

Susan A. Curry
Portfolio manager, MFC Global Investment Management (U.S.), LLC since 2006
Former research officer, John Hancock Advisers, LLC (2004–2006)
Former portfolio officer, private client group, John Hancock Advisers, LLC (2001–2004)
Began business career in 1993
Joined Fund team in 2004
Fund ownership — None

Other accounts the portfolio managers are managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2009. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

P O R T F O L I O M A N A G E R	O T H E R A C C O U N T S M A N A G E D B Y T H E P O R T F O L I O M A N A G E R S

Lisa A. Welch	Other Investment Companies:
3 accounts with assets of approximately $1.7 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

Susan A. Curry	Other Investment Companies:
2 accounts with assets of approximately $960.9 million
Other Pooled Investment Vehicles: None
Other Accounts: None

Neither the Adviser nor Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs:

Annual report | Bank and Thrift Opportunity Fund	29

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so each account receives the same price. Where not possible or may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect any accounts managed by the Fund’s portfolio manager.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of portfolio managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently comprised of the following basic components: fixed base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior investment professionals, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one-, three- and five-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Subadviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Subadviser. 3) The more intangible contributions of an investment professional to the Subadviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

While the profitability of the Subadviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

30	Bank and Thrift Opportunity Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees
Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

Patti McGill Peterson, Born: 1943	2002	47

Chairperson (since December 2008); Principal, PMP Globalinc (consulting) (since 2007); Senior
Associate, Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior
Fellow, Cornell University Institute of Public Affairs, Cornell University (until 1998); Former President
Wells College, St. Lawrence University and the Association of Colleges and Universities of the State
of New York. Director of the following: Niagara Mohawk Power Corporation (until 2003); Security
Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors,
The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program
(until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002);
Council for International Educational Exchange (since 2003).

James F. Carlin, Born: 1940	1994	47

Director and Treasurer, Alpha Analytical Laboratories, Inc. (chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995); Part Owner and Vice President,
Mone Lawrence Carlin Insurance Agency, Inc. (until 2005); Chairman and Chief Executive Officer,
Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee, Massachusetts Health and
Education Tax Exempt Trust (1993–2003).

William H. Cunningham, Born: 1944	1995	47

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television
(since 2009), Lincoln National Corporation (insurance) (since 2006), Resolute Energy Corporation (oil and gas) (since 2009), Southwest Airlines (since 2000), Hayes Lemmerz International, Inc. (diversified automotive parts supply company) (2003–2009).

Deborah C. Jackson,[2] Born: 1952	2008	47

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of
Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American Student Association Corp. (since 1996); Board of Directors of
Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (since 2007).

Charles L. Ladner, Born: 1938	1994	47

Chairman and Trustee, Dunwoody Village, Inc. (retirement services); Senior Vice President and Chief
Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and
Director, AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1997); Director, Parks and History Association (until 2005).

Annual report | Bank and Thrift Opportunity Fund	31

Independent Trustees (continued)

Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

Stanley Martin,[2] Born: 1947	2008	47

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation and Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore, Born: 1939	2002	47

President and Chief Executive Officer, Institute for Evaluating Health Risks (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former
Assistant Administrator and Deputy Administrator, Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Steven R. Pruchansky,[2] Born: 1944	1994	47

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (since 2008); Managing Director, JonJames, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Gregory A. Russo, Born: 1949	2008	47

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[3]
Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle, Born: 1959	2005	262

Senior Executive Vice President (since 2009), Executive Vice President (1999–2009), Manulife Financial
Corporation; Director and President, John Hancock Variable Life Insurance Company (since 2007);
Director and Executive Vice President, John Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC, The Berkeley Financial Group, LLC (holding company) and
John Hancock Funds, LLC (since 2005); Chairman and Director, John Hancock Investment Management
Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance Company (U.S.A.)
(until 2004).

32	Bank and Thrift Opportunity Fund | Annual report

Non-Independent Trustees[3] (continued)

Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

John G. Vrysen,[4] Born: 1955	2009	47

Senior Vice President (since 2006), Vice President (until 2006), Manulife Financial Corporation;
Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, The
Berkeley Financial Group, LLC, John Hancock Investment Management Services, LLC (“JHIMS”), and
John Hancock Funds, LLC (since 2007); Chief Operating Officer, JHF II and JHT (since 2007); Chief
Operating Officer, John Hancock Funds and JHF III (2007–2009); Director, John Hancock Signature
Services, Inc. (“Signature Services”) (since 2005); Chief Financial Officer, John Hancock Advisers, LLC,
The Berkeley Financial Group, LLC, MFC Global Investment Management (U.S.) (“MFC Global (U.S.)”),
JHIMS, John Hancock Funds, LLC, JHF, JHF II, JHF III and JHT (2005–2007).

Principal officers who are not Trustees
Name, Year of Birth
Position(s) held with Fund		Officer
Principal occupation(s) and other		of Fund
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, John Hancock Advisers, LLC, The Berkeley Financial Group, LLC, John Hancock Funds,
LLC (since 2005); Director, MFC Global (U.S.) (since 2005); Chairman and Director, Signature Services
(since 2005); Director, President and Chief Executive Officer, John Hancock Investment Management
Services, LLC (since 2006); President and Chief Executive Officer, John Hancock Funds (since 2005) and
JHF III (since 2006); Executive Vice President (since 2009), President and Chief Executive Officer (until
2009), JHT and JHF II; Director, Chairman and President, NM Capital Management, Inc. (since 2005);
Member and former Chairman, Investment Company Institute Sales Force Marketing Committee (since
2003); Director, President and Chief Executive Officer, MFC Global (U.S.) (2005–2006); Executive Vice
President, John Hancock Funds, LLC (until 2005).

Andrew G. Arnott, Born: 1971		2009

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2009); Senior Vice President (since 2007),
Vice President (2005–2007), John Hancock Advisers, LLC; Senior Vice President (since 2008), Vice
President (2006–2008), John Hancock Investment Management Services, LLC; Senior Vice President
(since 2006), Vice President (2005–2006), 2nd Vice President (2004–2005), John Hancock Funds,
LLC; Chief Operating Officer (since 2009), Vice President (2007–2009), John Hancock Funds and JHF
III; Vice President (since 2006), John Hancock Funds II and John Hancock Trust; Senior Vice President
(2005–2009), Product Management and Development for John Hancock Funds, LLC; Vice President and
Director (1998–2005), Marketing and Product Management for John Hancock Funds, LLC.

Annual report | Bank and Thrift Opportunity Fund	33

Principal officers who are not Trustees (continued)

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President and Counsel for John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, JHF II, JHF III and JHT (since 2006); Secretary and Chief
Legal Counsel, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC
(since 2008); Secretary, John Hancock Funds, LLC and The Berkeley Financial Group, LLC (since 2007);
Vice President and Associate General Counsel for Massachusetts Mutual Life Insurance Company
(1999–2006); Secretary and Chief Legal Counsel for MML Series Investment Fund (2000–2006);
Secretary and Chief Legal Counsel for MassMutual Institutional Funds (2000–2004); Secretary and
Chief Legal Counsel for MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Chief Compliance Officer, John Hancock Funds, JHF II, JHF III and JHT (since 2005); Chief Compliance
Officer, John Hancock Advisers, LLC and JHIMS (since 2007); Vice President and Chief Compliance
Officer, John Hancock Advisers, LLC and JHIMS (until 2007); Vice President and Chief Compliance
Officer, MFC Global (U.S.) (2005–2008); Vice President and Assistant Treasurer, Fidelity Group of
Funds (until 2005).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services,
LLC (since 2007); Chief Financial Officer, John Hancock Funds, JHF II, JHF III and JHT (since 2007);
Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–
2007); Vice President, Goldman Sachs (2005–2007); Managing Director and Treasurer of Scudder
Funds, Deutsche Asset Management (2003–2005).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Treasurer, John Hancock Closed-End Funds (since 2009); Assistant Treasurer, John Hancock Funds,
John Hancock Funds II, John Hancock Funds III, and John Hancock Trust (since 2007); Assistant
Treasurer, Fidelity Group of Funds (2005–2007); Vice President, Fidelity Management Research
Company (2005–2007); Assistant Treasurer, Scudder Group of Funds (2003–2005); Director, Deutsche
Asset Management (2003–2005), Vice President and Head of Fund Reporting, Deutsche Asset
Management, previously Scudder, Stevens & Clark (1996–2003).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1 Mr. Boyle, Mr. Pruchansky, Ms. Jackson and Ms. McGill Peterson serve as Trustees for a term expiring in 2010; Mr. Carlin, Mr. Cunningham and Mr. Russo serve as Trustees for a term expiring in 2011; and Mr. Ladner, Mr. Martin, Mr. Moore and Mr. Vrysen serve as Trustees for a term expiring in 2012.

2 Member of Audit Committee. Mr. Pruchansky was appointed by the Board of Trustees effective September 1, 2009.

3 Non-Independent Trustees hold positions with the Fund’s investment adviser, underwriter and certain other affiliates.

4 Mr. Vrysen was elected by the shareholders at an annual shareholders meeting on May 18, 2009.

34	Bank and Thrift Opportunity Fund | Annual report

More information

Trustees	Investment adviser
Patti McGill Peterson, Chairperson	John Hancock Advisers, LLC
James R. Boyle†
James F. Carlin	Subadviser
William H. Cunningham	MFC Global Investment
Deborah C. Jackson*	Management (U.S.), LLC
Charles L. Ladner
Stanley Martin*	Custodian
Dr. John A. Moore	State Street Bank and Trust Company
Steven R. Pruchansky††
Gregory A. Russo	Transfer agent
John G. Vrysen†	Mellon Investor Services

Officers	Legal counsel
K&L Gates LLP
Keith F. Hartstein
President and Chief Executive Officer	Independent registered
public accounting firm
Andrew G. Arnott‡	PricewaterhouseCoopers LLP
Chief Operating Officer
Stock symbol
Thomas M. Kinzler	Listed New York Stock Exchange: BTO
Secretary and Chief Legal Officer
For shareholder assistance
Francis V. Knox, Jr.	refer to page 25
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone§
Treasurer

*Member of the Audit Committee

†† Member of the Audit Committee effective 9-1-09
† Non-Independent Trustee
‡ Effective 9-1-09
§ Effective 5-7-09

The Fund is listed for trading on the NYSE and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-852-0218.

You can also contact us:
	1-800-852-0218	Regular mail:
	jhfunds.com	Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Annual report | Bank and Thrift Opportunity Fund	35

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P900A 10/09
12/09

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2009, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Stanley Martin is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $30,978 for the fiscal year ended October 31, 2009 and $32,352 for the fiscal year ended October 31, 2008. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal years ended October 31, 2009 and October 31, 2008 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $2,717 for the fiscal year ended October 31, 2009 and $3,700 for the fiscal year ended October 31, 2008. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

Other fees amounted to $55 for the fiscal year ended October 31, 2009 and $0 for the fiscal year ended October 31, 2008 billed to the registrant or to the control affiliates.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2009, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $8,200,370 for the fiscal year ended October 31, 2009 and $4,591,472 for the fiscal year ended October 31, 2008.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Stanley Martin - Chairman
Deborah C. Jackson
Steven R. Pruchansky

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers

Management biographies and Fund ownership

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2009.

Lisa A. Welch
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Former Vice President and Portfolio Manager, John Hancock Advisers, LLC (2002–2005)
Former analyst, John Hancock Advisers, LLC (1998–2002)
Began business career in 1986
Joined Fund team in 1998
Fund ownership — $1–$10,000

Susan A. Curry
Portfolio manager, MFC Global Investment Management (U.S.), LLC since 2006
Former research officer, John Hancock Advisers, LLC (2004–2006)
Former portfolio officer, private client group, John Hancock Advisers, LLC (2001–2004)
Began business career in 1993
Joined Fund team in 2004
Fund ownership — None

Other accounts the portfolio managers are managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2009. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

Lisa A. Welch	Other Investment Companies:
3 accounts with assets of approximately $1.7 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

Susan A. Curry	Other Investment Companies:
2 accounts with assets of approximately $960.9 million
Other Pooled Investment Vehicles: None
Other Accounts: None

Neither the Adviser nor Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs:

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so each account receives the same price. Where not possible or may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect any accounts managed by the Fund’s portfolio manager.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of portfolio managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently comprised of the following basic components: fixed base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior investment professionals, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one-, three- and five-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Subadviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Subadviser. 3) The more intangible contributions of an investment professional to the Subadviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

While the profitability of the Subadviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.

(b)	REGISTRANT PURCHASES OF EQUITY SECURITIES

			Total Number of	Maximum Number
			Shares Purchased	of Shares that May
	Total Number of	Average Price	as Part of Publicly	Yet Be Purchased
	Shares	per	Announced	Under
Period	Purchased	Share	Plan*	the Plan

May 1, 2009 to
May 31, 2009	0	0	0	2,110,000

June 1, 2009 to
June 30, 2009	73,800	$11.847	73,800	2,036,200

July 1, 2009 to
July 31, 2009	84,800	12.395	158,600	1,951,400

August 1, 2009 to
August 31, 2009	78,500	14.079	237,100	1,872,900

September 1, 2009 to
September 30,2009	40,000	13.861	277,100	1,832,900

October 1, 2009 to
October 31, 2009	13,600	13.646	290,700	1,819,300

Total	290,700	$12.991

*On May 7, 2009, the Board of Trustees approved a subsequent repurchase plan. Under the plan, the Fund may repurchase in the open market up to 10% of its outstanding common shares. The plan will remain in effect until December 31, 2009. On December 8, 2009, the Board of Trustees approved the renewal of the Fund’s current share repurchase plan, which is set to expire on December 31, 2009. As renewed, the Fund may purchase, in the open market, up to an additional 10% of its outstanding common shares between January 1, 2010 and December 31, 2010 (based on common shares outstanding as of December 31, 2009).

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Bank and Thrift Opportunity Fund

By: /s/ Keith F. Hartstein
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Keith F. Hartstein
President and Chief Executive Officer

Date: December 18, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
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Keith F. Hartstein
President and Chief Executive Officer

Date: December 18, 2009

By: /s/ Charles A. Rizzo
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Charles A. Rizzo
Chief Financial Officer

Date: December 18, 2009